Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the Statement on Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned that is named as a reporting person in such filing without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: November 11, 2021

Chang-Hai Lin
/s/ Chang-Hai Lin

Yu-Hua Lin
/s/ Yu-Hua Lin

Chin-Pen Lin
/s/ Chin-Pen Lin

Tai-Ping Wu
/s/ Tai-Ping Wu

Cheng-Hsien Lin
/s/ Cheng-Hsien Lin

Chin-Nu Lin
/s/ Chin-Nu Lin

Tien-Huo Chen
/s/ Tien-Huo Chen

Yan-Huei Lin
/s/ Yan-Huei Lin

Keelung Hong
/s/ Keelung Hong

George Yeh
/s/ George Yeh

Leemei Chen
/s/ Leemei Chen

Topmunnity Therapeutics Taiwan Limited

By:	/s/ Amy Huang
Name:	Amy Huang
Title:	Director

Champions Management Co., Ltd.

By:	/s/ Amy Huang
Name:	Amy Huang
Title:	Director

Hongtai Investment Co., Ltd.

By:	/s/ Charles Chen
Name:	Charles Chen
Title:	Director

Chia Hung Lin
/s/ Chia Hung Lin

Moun Rong Lin
/s/ Moun Rong Lin

Tom Chen
/s/ Tom Chen

Baldwin Yen
/s/ Baldwin Yen

Fu-Ying Huang
/s/ Fu-Ying Huang

Yung Tsai Yen
/s/ Yung Tsai Yen

Tsung Cheng Lin
/s/ Tsung Cheng Lin

Ku Hsiang Su
/s/ Ku Hsiang Su

Ming Yuan Lo
/s/ Ming Yuan Lo

Yong Ciao Ching Corporation

By:	/s/ Frank C. F. Huang
Name:	Frank C. F. Huang
Title:	Director

Chi Pin Investment Company

By:	/s/ Chih Lan Li
Name:	Chih Lan Li
Title:	Director

Sophia Yen
/s/ Sophia Yen

Kelvin Yen
/s/ Kelvin Yen

Jetstar Investment Limited

By:	/s/ Taylor Neil Andrew
Name:	Taylor Neil Andrew
Title:	Director

May Ju Chen
/s/ May Ju Chen

Sheue Fang Shih
/s/ Sheue Fang Shih

Kuei Long Chu
/s/ Kuei Long Chu

Wen Yeh Liao
/s/ Wen Yeh Liao

Shun Shen Guo
/s/ Shun Shen Guo

Che Yao Chang
/s/ Che Yao Chang

Taylor Neil Andrew
/s/ Taylor Neil Andrew

Yun-Lung Tseng
/s/ Yun-Lung Tseng

Chi-Wen Hung
/s/ Chi-Wen Hung

Yi Shi Chiang
/s/ Yi Shi Chiang

Yu Hsiu Su
/s/ Yu Hsiu Su

Tsung Chang Yang
/s/ Tsung Chang Yang

Su Jen Shieh
/s/ Su Jen Shieh

Fan Chi Yao
/s/ Fan Chi Yao

Min-Wen Kuo
/s/ Min-Wen Kuo

Wen Jen Peng
/s/ Wen Jen Peng

Tsung Jen Lin
/s/ Tsung Jen Lin

Carina Chen
/s/ Carina Chen

Shu Chuan Tsai
/s/ Shu Chuan Tsai

Tien-Tzu Tai
/s/ Tien-Tzu Tai

Che-Yu Lin
/s/ Che-Yu Lin

Chia Hui Yu
/s/ Chia Hui Yu

Tzu-Chieh Lin
/s/ Tzu-Chieh Lin

Ching Ju Ou
/s/ Ching Ju Ou

Yuan Chi Huang
/s/ Yuan Chi Huang

Nan Hsin Investment Limited Company

By:	/s/ Moun Rong Lin
Name:	Moun Rong Lin
Title:	Director

Pei Sheng Wu
/s/ Pei Sheng Wu

Siong Tern Liew
/s/ Siong Tern Liew

Po-Chun Chang
/s/ Po-Chun Chang

Wei Ta Chen
/s/ Wei Ta Chen

I Lin Chen
/s/ I Lin Chen

Carl Oscar Brown
/s/ Carl Oscar Brown

Hsin-Ying Lin
/s/ Hsin-Ying Lin

Yi Shan Shih
/s/ Yi Shan Shih

Hui-Ju Tsai
/s/ Hui-Ju Tsai

He-Ru Chen
/s/ He-Ru Chen

Ying-Chu Chi
/s/ Ying-Chu Chi

Lo Chang
/s/ Lo Chang

Chung-Yo Yao
/s/ Chung-Yo Yao

Chia Fang Lin
/s/ Chia Fang Lin

Wan-Ni Yu
/s/ Wan-Ni Yu

Yun-Hsiang Chuang
/s/ Yun-Hsiang Chuang

Yu Li Lin
/s/ Yu Li Lin

Chia-Tsung Su
/s/ Chia-Tsung Su

Iau Ang, Le Bun
/s/ Iau Ang, Le Bun

Ching Jui Lin
/s/ Ching Jui Lin

Yen-Ling Lin
/s/ Yen-Ling Lin

Yun Sheng Liu
/s/ Yun Sheng Liu

Po Yu Huang
/s/ Po Yu Huang

Wan Ju Tseng
/s/ Wan Ju Tseng

Chi Jen Chen
/s/ Chi Jen Chen

Yun-Chen Su
/s/ Yun-Chen Su

Sucy Su Yang
/s/ Sucy Su Yang

Isaac Chu
/s/ Isaac Chu

Ho Tzu Yen
/s/ Ho Tzu Yen